                                                                       Exhibit 4

                             Specimen Certificates

--------------                                                    --------------
    NUMBER                                                            SHARES

--------------                                                    --------------


                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND -
                              SERVICE PLAN SERIES
             Incorporated Under the Laws of the State of Maryland


  This is to certify that                                    SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


  is the owner of

  ------------------
  CUSIP 67062D 30 3
  ------------------



---------===============================================================--------
fully paid and non-assessable shares of the par value of one-cent ($.01) each of the above described class of the common stock of Nuveen California Tax-Free Fund, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are issued and held subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as amended, copies of which are on file with the Transfer Agent. This certificate is not valid unless countersigned by the Transfer Agent.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ G. R. Zimmerman

Assistant Secretary, Nuveen California Tax-Free Fund, Inc.

[SEAL] NUVEEN CALIFORNIA TAX-FREE FUND, INC. SEAL 1986 MARYLAND

[THE FOLLOWING IS VOID]
Dated:
NUVEEN CALIFORNIA TAX-FREE FUND, INC.

/s/ Timothy R. Schwertfeger        Authorized Signature

Chairman of the Board, Nuveen California Tax-Free Fund, Inc.

Countersigned
  SHAREHOLDER SERVICES, INC.
            Denver (Colo.)                Transfer Agent
By



C035  01/14/97

                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.

                NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND -

                              SERVICE PLAN SERIES


Nuveen California Tax-Free Fund, Inc. will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Corporation authorized to be issued, so far as they have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ______ Custodian _______ under Uniform gifts to Minors Act
                   (Cust)           (Minor)
_______
(State)

Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________


For value received, _____________ hereby sell, assign and transfer unto

[_][_][_][_][_][_][_][_][_]
Please insert social security or other identifying number of assignee


________________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Stock represented by the within certificate, and do hereby irrevocably constitute and appoint__________________________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________     Notice: The signature to this assignment must
                                 correspond with the name as written upon the
                                 face of the certificate in every particular,
                                 without alteration or enlargement or any change
                                 whatever.
Owner
____________________________     The signature(s) must be guaranteed by one of
                                 the following entities: a U.S. bank, trust
                                 company, credit union, savings association, or
                                 foreign bank having a U.S. correspondent bank;
                                 a U.S. registered securities dealer or broker,
                                 municipal securities dealer or broker, or
                                 government securities dealer or broker; or a
                                 national securities exchange, registered
                                 securities association or clearing agency.
Signature of Co-Owner, if any
_____________________________


Signature(s) guaranteed by:

________________________________________________________________________________

PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark: NUVEEN
________________________________________________________________________________
                   This Space Must Not Be Covered In Any Way

--------------                                                    --------------
    NUMBER                                                            SHARES

--------------                                                    --------------


                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND -
                           DISTRIBUTION PLAN SERIES
             Incorporated Under the Laws of the State of Maryland


  This is to certify that                                    SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


  is the owner of

  ------------------
  CUSIP 67062D 40 4
  ------------------



---------===============================================================--------
fully paid and non-assessable shares of the par value of one-cent ($.01) each of the above described class of the common stock of Nuveen California Tax-Free Fund, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are issued and held subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as amended, copies of which are on file with the Transfer Agent. This certificate is not valid unless countersigned by the Transfer Agent.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ G. R. Zimmerman

Assistant Secretary, Nuveen California Tax-Free Fund, Inc.

[SEAL] NUVEEN CALIFORNIA TAX-FREE FUND, INC. SEAL 1986 MARYLAND

[THE FOLLOWING IS VOID]
Dated:
NUVEEN CALIFORNIA TAX-FREE FUND, INC.

/s/ Timothy R. Schwertfeger        Authorized Signature

Chairman of the Board, Nuveen California Tax-Free Fund, Inc.

Countersigned
  SHAREHOLDER SERVICES, INC.
            Denver (Colo.)                Transfer Agent
By

                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.

                NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND -

                           DISTRIBUTION PLAN SERIES


Nuveen California Tax-Free Fund, Inc. will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Corporation authorized to be issued, so far as they have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ______ Custodian _______ under Uniform gifts to Minors Act
                   (Cust)           (Minor)
_______
(State)

Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________


For value received, _____________ hereby sell, assign and transfer unto

[_][_][_][_][_][_][_][_][_]
Please insert social security or other identifying number of assignee


________________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Stock represented by the within certificate, and do hereby irrevocably constitute and appoint__________________________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________     Notice: The signature to this assignment must
                                 correspond with the name as written upon the
                                 face of the certificate in every particular,
                                 without alteration or enlargement or any change
                                 whatever.
Owner
____________________________     The signature(s) must be guaranteed by one of
                                 the following entities: a U.S. bank, trust
                                 company, credit union, savings association, or
                                 foreign bank having a U.S. correspondent bank;
                                 a U.S. registered securities dealer or broker,
                                 municipal securities dealer or broker, or
                                 government securities dealer or broker; or a
                                 national securities exchange, registered
                                 securities association or clearing agency.
Signature of Co-Owner, if any
_____________________________


Signature(s) guaranteed by:

________________________________________________________________________________

PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark: NUVEEN
________________________________________________________________________________
                   This Space Must Not Be Covered In Any Way

--------------                                                    --------------
    NUMBER                                                            SHARES

--------------                                                    --------------


                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND -
                             INSTITUTIONAL SERIES
             Incorporated Under the Laws of the State of Maryland


  This is to certify that                                    SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


  is the owner of

  ------------------
  CUSIP 67062D 50 1
  ------------------



---------===============================================================--------
fully paid and non-assessable shares of the par value of one-cent ($.01) each of above described class of the common stock of Nuveen California Tax-Free Fund, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are issued and held subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as amended, copies of which are on file with the Transfer Agent. This certificate is not valid unless countersigned by the Transfer Agent.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ G. R. Zimmerman

Assistant Secretary, Nuveen California Tax-Free Fund, Inc.

[SEAL] NUVEEN CALIFORNIA TAX-FREE FUND, INC. SEAL 1986 MARYLAND

[THE FOLLOWING IS VOID]
Dated:
NUVEEN CALIFORNIA TAX-FREE FUND, INC.

/s/ Timothy R. Schwertfeger        Authorized Signature

Chairman of the Board, Nuveen California Tax-Free Fund, Inc.

Countersigned
  SHAREHOLDER SERVICES, INC.
            Denver (Colo.)                Transfer Agent
By

                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.

                NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND -

                             INSTITUTIONAL SERIES


Nuveen California Tax-Free Fund, Inc. will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Corporation authorized to be issued, so far as they have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ______ Custodian _______ under Uniform gifts to Minors Act
                   (Cust)           (Minor)
_______
(State)

Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________


For value received, _____________ hereby sell, assign and transfer unto

[_][_][_][_][_][_][_][_][_]
Please insert social security or other identifying number of assignee


________________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Stock represented by the within certificate, and do hereby irrevocably constitute and appoint__________________________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________     Notice: The signature to this assignment must
                                 correspond with the name as written upon the
                                 face of the certificate in every particular,
                                 without alteration or enlargement or any change
                                 whatever.
Owner
____________________________     The signature(s) must be guaranteed by one of
                                 the following entities: a U.S. bank, trust
                                 company, credit union, savings association, or
                                 foreign bank having a U.S. correspondent bank;
                                 a U.S. registered securities dealer or broker,
                                 municipal securities dealer or broker, or
                                 government securities dealer or broker; or a
                                 national securities exchange, registered
                                 securities association or clearing agency.
Signature of Co-Owner, if any
_____________________________


Signature(s) guaranteed by:

________________________________________________________________________________

PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark: NUVEEN
________________________________________________________________________________
                   This Space Must Not Be Covered In Any Way